Exhibit 99.1

HEALTHCARE TRUST OF AMERICA, INC. 16435 N. SCOTTSDALE ROAD, SUITE 320 SCOTTSDALE, AZ 85254 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Virtual Only Meeting—Go to www.virtualshareholdermeeting.com/HTA2022SM You may attend the meeting via the Internet and vote during the virtual meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 14, 2022. Have your proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D87599-S47621 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN PROPERLY SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HEALTHCARE TRUST OF AMERICA, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Company Issuance Proposal. To approve the issuance of shares of class A common stock, $0.01 par value per share (“Company Common Stock”), ! ! ! of Healthcare Trust of America, Inc. (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of February 28, 2022, by and among the Company, Healthcare Trust of America Holdings, LP, Healthcare Realty Trust Incorporated, and HR Acquisition 2, LLC (the “Merger”). 2. Company Golden Parachute Proposal. To approve, in a non-binding advisory vote, the “golden parachute” compensation that may become vested ! ! ! and payable to the Company’s named executive officers in connection with the Merger. 3. Company Adjournment Proposal. To approve one or more adjournments of the Company Special Meeting to another date, time, place, or format, if ! ! ! necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the issuance of shares of Company Common Stock in connection with the Merger. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D87600-S47621 HEALTHCARE TRUST OF AMERICA, INC. Special Meeting of Stockholders July 15, 2022 10:00 a.m. Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Peter N. Foss and Robert A. Milligan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to attend the Special Meeting of Stockholders of HEALTHCARE TRUST OF AMERICA, INC., a Maryland corporation, to be held at 10:00 a.m. Pacific Time, on July 15, 2022, at www.virtualshareholdermeeting.com/HTA2022SM, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is/are entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revoke(s) any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof. The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed herein. If this proxy is duly executed, but no such direction is made, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors’ recommendations, as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any postponement or adjournment thereof. Continued and to be signed on reverse side